November 30, 1999


Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund annual shareholders' report for the year ended September 30, 1999. In this report, we will review the Diversa Fund's performance during a year of considerable volatility in the world's financial markets. We will also discuss our current market outlook and investment strategy.

MARKET REVIEW AND PERFORMANCE UPDATE

The Bailard, Biehl & Kaiser Diversa Fund advanced 9.2%(1) for the year ended September 30, 1999. This solid return belies the volatility of the financial markets during a time when investors moved from fears that the world was on the verge of a major economic crisis to concerns that strong economic growth would rekindle inflation.

The year began on September 30, 1998, when foreign economic problems seemed on the verge of disrupting the U.S. economy. The Asian crisis, Russia's financial difficulties and the near collapse of a large American hedge fund had plunged the U.S. and international stock markets into a major correction. U.S. government bond prices soared and interest rates fell as investors looked for the safest possible investments. But several well-timed policy moves by the world's monetary authorities soon restored confidence to the global financial system. As a result, the fourth quarter of 1998 saw the U.S. and international equity markets post high double-digit returns as they rebounded from the depths of the global crisis.(2)

The world's financial markets experienced much more mixed results during the first and second quarters of 1999. U.S. and international stocks generally benefited from signs of economic recovery overseas and strong economic growth at home. However, the returns of some equity indices were misleading. The strong performance of the most widely quoted U.S. stock market indices were driven by a relatively small number of large growth stocks. The broader domestic stock market did not fare nearly as well. Overseas, the Japanese and Asian stock markets significantly outperformed their European counterparts. Moreover, the U.S. and international bond markets were hurt by rising interest rates and a stronger dollar amidst concerns that strong economic growth might rekindle inflation.

During the third quarter of 1999, these fears of inflation finally caught up with the U.S. stock market. After a strong start, the S&P 500 fell -6.2% for the three month period, while some domestic stock market indices actually experienced double-digit losses.(2) Overseas, the Japanese stock market was the only bright spot in a quarter that saw Asian stocks decline and European stocks tread water. International bonds outperformed the basically flat U.S. bond market by eeking out a slight positive return as the dollar began to weaken against both the yen and the euro. All in all, this was a rather difficult quarter for the investment markets.

In keeping with these market trends, most of Diversa's 9.2% return for the past year was realized during the fourth quarter of 1998. The Fund was essentially flat during the first quarter of 1999, rose 3.5% during the second quarter of 1999, and fell -4.9% during the third quarter of 1999.(1) Diversa could have performed even better over the past year if it had held more in equities and less in bonds. However, the Fund's fixed-income holdings provided important diversification during the Asian crisis and the stock market correction during the third quarter of 1999. Moreover, Diversa's policy of investing in S&P 500 put options continued to allow the Fund to maintain a larger position in U.S. stocks than would otherwise be the case.

During the past year, the best performance came from Diversa's international stock portfolio, which advanced over 35%. Diversa's U.S. stock portfolio also achieved high double-digit returns.(2) Although both asset classes lagged their benchmarks for the third quarter of 1999, their returns for the past year were competitive given the behavior of the broader equity markets. International stocks and bonds outperformed their domestic counterparts, highlighting the benefits of overseas diversification.

Since the end of September, the global financial markets have continued to exhibit volatility. The U.S. stock market in particular has been very sensitive to inflation perceptions, declining when fears of inflation increase and rallying when fears of inflation subside.

MARKET OUTLOOK

The U.S. economy has been much more resilient than we expected, achieving strong growth with little inflation. However, short-term inflationary pressures are increasing. Should the economy continue to grow at a rapid pace, these pressures will mount, forcing the Fed to raise interest rates further. This would be a negative environment for both U.S. stocks and bonds. Fortunately, there is still a reasonable chance that the interest rate increases we have already seen will slow economic growth enough to ease the inflationary pressures, creating an environment that would be positive for both U.S. stocks and bonds.

From a valuation standpoint, U.S. bonds are much more attractive than U.S. stocks. U.S. stocks remain overvalued and vulnerable to disappointments. Although further interest rate increases may not be fully discounted in today's bond market, we believe the downside risk for domestic bonds is much less than that of domestic equitites. Global competition, global excess capacity, technology and the internet should all help keep inflation under control longer term. Slower economic growth should also eventually help ease inflation concerns.

International stocks are attractively valued. They should benefit from improving economic growth overseas and any further weakness in the U.S. dollar, although they would be vulnerable to an U.S. stock market correction. International bonds face less inflationary pressures than U.S. bonds and provide important diversification benefits.

INVESTMENT STRATEGY

Given our market outlook, the Diversa Fund continues to maintain a defensive asset allocation. However, we did make some strategy changes this August, when the U.S. stock market was in the midst of a correction and the U.S. dollar began to weaken versus other currencies. We used the market correction to add some selected names to the U.S. stock portfolio. We also slightly increased our weighting in both international stocks and bonds to a neutral position. The funds for these investments came from U.S. bonds and cash equivalents. As a result of these strategy changes, the current asset allocation targets of the Diversa Fund are 14% cash equivalents, 28% U.S. bonds, 35% U.S. stocks, 9% international bonds, and 14% international stocks. We remain underweight in U.S. stocks and overweight in cash equivalents and U.S. bonds.

                                [PIE CHART]
                  Cash                               14%
                  U.S. Bonds                         28%
                  U.S. Stocks                        35%
                  International Bonds                 9%
                  International Stocks               14%

THESE ARE THE INVESTMENT TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF NOVEMBER 8, 1999. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS. PLEASE NOTE THAT THE FUND USES S&P 500 PUT OPTIONS TO REDUCE ITS EFFECTIVE U.S. STOCK EXPOSURE. AS A RESULT, THE FUND ACTUALLY HAS A SIGNIFICANTLY HIGHER WEIGHTING IN U.S. STOCKS AND A SIGNIFICANTLY LOWER WEIGHTING IN CASH EQUIVALENTS THAN THESE TARGETS WOULD INDICATE. AT THE TIME OF THIS WRITING, FOR EXAMPLE, U.S. STOCKS REPRESENT ABOUT 46% AND CASH EQUIVALENTS CONSTITUTE ABOUT 3% OF THE DIVERSA FUND'S INVESTMENT ASSETS.

CLOSING COMMENTS

The recent volatility of the financial markets highlights the importance of global diversification, which gives investors the opportunity to participate in the markets' gains with less downside risk. As the era of automatic double-digit U.S. stock market returns appears to be drawing to a close, diversification will help investors navigate the uncertain waters that lie ahead.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,

/s/ Thomas E. Bailard                       /s/ Burnie E. Sparks, Jr.

Thomas E. Bailard                           Burnie E. Sparks, Jr., CFA
Chairman                                    President

----------
1    Total returns for  investment  periods ended  September 30, 1999: 3 months:
     -4.87%;  12 months:  9.25%; 5 years:  10.71%  annualized;  10 years:  7.62%
     annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The performance quoted represents past performance and is no indication of future results.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                    PAR
                                                   VALUE               VALUE
Domestic Securities (74.2%)

DOMESTIC FIXED INCOME (28.6%)

CORPORATE BONDS (3.2%)

GTE North Incorporated
 6.375% 02-15-10                                $  675,000           $  643,086
Hertz Corporation
 7.000% 07-01-04                                   250,000              250,158
HRPT Properties
 6.875% 08-26-02                                   200,000              193,840
                                                                     ----------
Total Corporate Bonds                                                 1,087,084
                                                                     ----------

GOVERNMENT AGENCY (2.8%)

Federal National Mortgage Association
 4.390% 10-13-00                                   500,000              492,160
Federal National Mortgage Association
 6.500% 04-29-09                                   500,000              476,875
                                                                     ----------
Total Government Agency                                                 969,035
                                                                     ----------
UNITED STATES TREASURY OBLIGATIONS (22.6%)

United States Treasury Bonds
 11.625% 11-15-02                                  225,000              261,598
United States Treasury Notes
 5.625% 02-15-06                                   950,000              931,297
United States Treasury Notes
 6.625% 05-15-07                                   900,000              928,688
United States Treasury Notes
 5.500% 02-15-08                                 1,400,000            1,350,562
United States Treasury Notes
 5.625% 05-15-08                                   750,000              728,437
United States Treasury Notes
 4.750% 11-15-08                                   800,000              728,875
United States Treasury Notes
 8.750% 11-15-08                                   725,000              793,875
United States Treasury Notes
 5.500% 05-15-09                                 1,500,000            1,452,890
United States Treasury Bonds
 8.000% 11-15-21                                   550,000              650,289
                                                                     ----------
Total US Treasury Obligations                                         7,826,511
                                                                     ----------
TOTAL DOMESTIC FIXED INCOME
(IDENTIFIED COST $10,283,214)                                         9,882,630
                                                                     ----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
DOMESTIC STOCKS (44.5%)                             SHARES              VALUE

 BASIC INDUSTRY (1.5%)
 Bemis Company                                      6,800            $  230,350
 Du Pont (E.I.) De Nemours                          1,926               117,245
 Nucor Corp.                                        3,600               171,450
                                                                     ----------
 Total Basic Industry                                                   519,045
                                                                     ----------
 CAPITAL GOODS (4.9%)
 General Electric Company                           6,300               746,944
 Tyco Int'l. Ltd.                                   6,900               712,425
 United Technologies Corp.                          3,800               225,388
                                                                     ----------
 Total Capital Goods                                                  1,684,757
                                                                     ----------

 COMMUNICATIONS (4.0%)
 AT & T Corp.                                       8,500               369,750
 Bell Atlantic Corp.                                6,000               403,875
*MCI Worldcom Inc.                                  3,250               233,594
 Sprint Corporation                                 7,200               390,600
                                                                     ----------
 Total Communications                                                 1,397,819
                                                                     ----------
 CONSUMER CYCLICALS (3.4%)
*Lear Corp.                                         5,100               179,456
 Lowes Companies Inc.                               6,900               336,375
 Sears Roebuck & Co.                                6,900               216,488
 Wal Mart Stores Inc.                               9,000               428,063
                                                                     ----------
 Total Consumer Cyclicals                                             1,160,382
                                                                     ----------
 CONSUMER STAPLES (5.3%)
 Colgate-Palmolive Co.                              1,600                73,200
 Delhaize America Inc.                              9,266               209,643
 Kimberly Clark Corp.                               5,500               288,750
 Newell Rubbermaid Inc.                             6,542               186,856
 PepsiCo, Inc.                                     13,000               393,250
 Sysco Corp.                                       16,000               561,000
*Unilever NV New York Shares                        1,785               121,603
                                                                     ----------
 Total Consumer Staples                                               1,834,302
                                                                     ----------
 ENERGY/RESOURCES (3.2%)
 Conoco Inc.                                        1,103                30,195
 Mobil Corp.                                        3,300               332,475
 Royal Dutch Petroleum Co.                          7,400               437,063
 Unocal Corp.                                       3,900               144,544
 Valero Refining & Marketing Co.                    7,500               144,375
                                                                     ----------
 Total Energy/Resources                                               1,088,652
                                                                     ----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
DOMESTIC STOCKS- CONTINUED                          SHARES              VALUE

 FINANCE (6.1%)
 ACE Limited                                         5,400          $    91,463
 American International Group                        1,625              141,273
 Banc One Corp.                                      8,250              287,203
 Bank of America Corp.                               5,601              311,906
 Chase Manhattan Corp.                               6,500              489,938
 Citigroup Inc.                                      4,300              189,200
 Federal National Mortgage Association               3,800              238,213
 Firstar Corp.                                       3,345               85,716
 Wachovia Corp.                                      1,000               78,625
 Washington Mutual Inc.                              6,700              195,975
                                                                    -----------
 Total Finance                                                        2,109,512
                                                                    -----------
 HEALTH CARE (4.3%)
 Aetna Inc.                                          1,700               83,725
*Alza Corp.                                          4,300              184,094
 American Home Products Corp.                        9,800              406,700
*Boston Scientific Corp.                             4,600              113,563
 Johnson & Johnson                                   5,100              468,563
 Merck & Co.                                         3,400              220,363
                                                                    -----------
 Total Health Care                                                    1,477,008
                                                                    -----------
 HIGH TECHNOLOGY (9.4%)
*Cisco Systems, Inc.                                 8,600              589,638
 Compaq Computer Corp.                               7,000              160,563
 Intel Corp.                                         6,400              475,600
 International Business Machines                     4,000              485,500
 Lucent Technologies Inc.                            3,300              214,088
*Microsoft Corp.                                     8,000              724,500
*Quantum Corp. DLT & Storage                         6,500               91,406
*Quantum Corp. Hard Disk Drive                       3,250               24,172
 Xerox Corp.                                        11,400              478,088
                                                                    -----------
 Total High Technology                                                3,243,555
                                                                    -----------
 TRANSPORTATION (0.6%)
*AMR Corp.                                           4,000              218,000
                                                                    -----------
 UTILITIES (1.8%)
 Enron Corp.                                        10,400              429,000
 Peco Energy Co.                                     1,900               71,250
 Southern Company                                    5,400              139,050
                                                                    -----------
 Total Utilities                                                        639,300
                                                                    -----------
 TOTAL DOMESTIC STOCKS
 (IDENTIFIED COST $10,627,292)                                       15,372,332
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

PUT OPTIONS ON STOCK INDICIES (1.1%)               CONTRACTS           VALUE
PURCHASED
S & P 500 Stock Index Jan
Put @ 1325 Exp 01/22/00                                    50        $   392,500
                                                                     -----------
TOTAL PUT OPTIONS ON STOCK INDICES
(IDENTIFIED COST $316,150)                                               392,500
                                                                     -----------
TOTAL DOMESTIC SECURITIES
(IDENTIFIED COST $21,226,656)                                         25,647,462
                                                                     -----------

                                                   PAR VALUE
INTERNATIONAL SECURITIES (23.7%)                (LOCAL CURRENCY)         VALUE

INTERNATIONAL FIXED INCOME (9.3%)

Asian Development Bank
 3.125% 06-29-05                           JPY     15,000,000            156,291
Eurohypo AG
 4.000% 04/27/09                           EUR        150,000            142,358
Government of Canada
 8.500% 04-01-02                           CAD         75,000             54,460
Government of Canada
 6.000% 06/01/08                           CAD        120,000             83,130
Government of Canada
 7.250% 06/01/07                           CAD        400,000            297,407
Government of France
 9.500% 01-25-01                           EUR        236,295            270,893
Government of France
 5.250% 04-25-08                           EUR        175,000            188,246
Government of the Netherlands
 8.500% 03-15-01                           EUR        100,000            113,737
International Bank for Rec. & Dev.
 7.250% 04-09-01                           NZD        200,000            104,759
Kingdom of Denmark
 8.000% 05-15-03                           DKR      1,125,000            178,158
Kingdom of Sweden
 6.500% 10-25-06                           SEK      1,600,000            204,532
Quebec Province
 8.625% 11-04-11                           GBP         60,000            111,225
Republic of Austria
 6.250% 10-16-03                           JPY     20,000,000            229,140
Republic of Finland
 8.750% 10-17-01                           EUR        340,000            395,661
Republic of Germany
 6.875% 05-12-05                           EUR        102,258            120,237
Republic of Germany
 6.000% 06-20-16                           EUR        100,000            113,071

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                    PAR VALUE
                                                 (LOCAL CURRENCY)        VALUE
INTERNATIONAL FIXED INCOME- CONTINUED

Republic of Italy
 6.500% 11-01-27                           EUR        103,291          $ 116,517
Societe Nat'l. Chemins de Francaise
 6.750%  03-01-00                          JPY      8,000,000             77,187
Tesco  Plc
 7.500%  07-30-07                          GBP         30,000             51,129
Treuhandanstalt
 7.750%  10-01-02                          EUR         89,476            104,717
U.K. Treasury
 9.750%  08/27/02                          GBP         55,000             98,738
                                                                      ----------
TOTAL INTERNATIONAL FIXED INCOME
 (IDENTIFIED COST $3,329,801)                                          3,211,593
                                                                      ----------
                                                         SHARES
International Stocks (14.4%)

 AUSTRALIA (0.3%)
 Australia & New Zealand Bank Group                       1,600          10,703
 Broken Hill Proprietary Ltd.                             1,500          17,278
 Colonial Ltd.                                            5,000          18,142
 Pasminco Ltd.                                           20,000          22,188
 Qantas Airways Ltd.                                      5,000          15,662
 Telstra Corporation                                      2,000          10,366
 The News Corporation Ltd.                                1,600          11,227
                                                                       --------
 Total Australia                                                        105,566
                                                                       --------
 BELGIUM (0.3%)
 Fortis B Strip VVPR                                        108               1
 Fortis B                                                   958          31,219
 Electrabel NPV                                             110          38,119
 KBC Bancassurance Holding SA                               300          15,255
 Solvay Et Cie NPV                                          200          14,249
                                                                       --------
 Total Belgium                                                           98,843
                                                                       --------
 BRAZIL (0.3%)
 Cia Paranaense Energy                                2,470,000          16,274
 Centrais Electricas Brasileiras Pfd. ADR                 2,500          22,031
 *Telebras Holders pfd. ADR                                 650          48,709
 *Telebras Spns'd pfd. ADR                                  650              20
                                                                       --------
 Total Brazil                                                            87,034
                                                                       --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS- CONTINUED                         SHARES          VALUE

 CANADA (0.3%)
 BCT Telus Communication Inc.                               291        $  6,070
 BCT Telus Communication Inc. Non Voting                     97           1,997
 Quebecor, Inc. Class B                                     500          12,079
 Seagram Ltd.                                               300          13,637
 Toronto Dominion Bank                                      600          11,616
 *Webs Index Fund, Inc., Canada Webs                      5,000          67,188
                                                                       --------
 Total Canada                                                           112,587
                                                                       --------
 FINLAND (0.7%)
 Enso OY                                                  2,500          33,120
 Merita Ltd.                                              4,500          25,303
 Nokia Corp. ADR                                          1,600         143,700
 UPM-Kymmene OY                                           1,000          34,078
                                                                       --------
 Total Finland                                                          236,201
                                                                       --------
 FRANCE (0.9%)
 AXA- UAP SA                                                150          18,977
 Banque Natl De Paris Ord.                                  413          32,965
 Banque Natl De Paris Wts. (Ex. 07/15/02)                    91             756
 Cap Gemini SA                                              100          15,761
 Casino Guichard Perrachon et Cie.                          250          28,754
 Cie De St Gobain                                           115          21,432
 Elf Aquitaine SA Spns'd ADR                                300          27,488
 Eridania Beghin Say SA                                     100          12,119
 Essilor Int'l.                                              50          15,974
 FranceTelecom SA                                           350          30,713
 Havas Advertising                                          100          23,961
 Peugeot SA                                                  80          16,034
 Sanofi-Synthelabo SA                                       400          17,039
 Schneider SA                                               300          21,949
 Scor                                                       300          14,537
 Usinor                                                   1,000          14,111
                                                                       --------
 Total France                                                           312,570
                                                                       --------
 GERMANY (0.6%)
 Alliance AG                                                 50          14,409
 Deutsche Bank AG                                           300          20,080
 Deutsche Telekom AG                                        620          25,420
 Veba AG                                                    200          10,958
 *Webs Index Fund, Inc., Germany Webs                     7,000         146,563
                                                                       --------
 Total Germany                                                          217,430
                                                                       --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS- CONTINUED                         SHARES          VALUE

 GREECE (0.6%)
 Alpha Credit Bank                                          848        $ 68,028
 Attica Enterprises S.A.                                  1,200          29,405
 Ergo Bank                                                  231          21,938
 Hellenic Telecom Org                                       500          11,669
 National Bank of Greece                                    400          32,024
 Panafon Hellenic Telecom                                   630          17,153
 Titan Cement Co.                                           150          17,498
                                                                       --------
 Total Greece                                                           197,715
                                                                       --------
 HONG KONG/ CHINA (0.5%)
 Cheung Kong Holdings                                     3,000          25,007
 Dao Heng Bank                                            7,000          31,991
 Giordano International Ltd.                             24,000          19,001
 Gold Peak Industrial                                    13,000           2,426
 Gold Peak Industrial Hldg. Wts. (Ex. 08/06/00)           2,600              30
 Great Eagle Holdings                                    10,000          12,874
 Hong Kong Electric                                       5,000          15,513
 Huaneng Power Int'l. ADR                                   500           6,219
 JCG Holdings Ltd.                                       40,000          23,430
 Sun Hung Kai Properties                                  2,000          15,255
 Swire Pacific                                            7,000          33,162
                                                                       --------
 Total Hong Kong/ China                                                 184,908
                                                                       --------
 HUNGARY (0.6%)
 Magyar Olaj-Es Gazpari                                   1,470          31,138
 Matav Rt. Sponsored ADR                                    650          17,713
 Matav Rt.                                                2,340          12,853
 OTP Bank                                                   815          36,212
 Pick Szeged Ord.                                         1,000          35,132
 Richter Gedeon Vegyeszeti                                  470          18,843
 Tiszai Vegyi Kombinat                                    4,000          61,253
                                                                       --------
 Total Hungary                                                          213,144
                                                                       --------
 INDONESIA (0.1%)
 Indostat Satellite                                      18,000          24,129
 *Indofood Sukes Makmur                                  14,000          13,279
 *Sampoerna                                               5,000           8,842
                                                                       --------
 Total Indonesia                                                         46,250
                                                                       --------
 IRELAND (0.2%)
 Allied Irish Banks                                       1,500          18,003
 CRH                                                      1,500          28,722
 Smurfit (Jefferson) Plc                                  6,500          19,244
                                                                       --------
 Total Ireland                                                           65,969
                                                                       --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
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 INTERNATIONAL STOCKS- CONTINUED                         SHARES          VALUE

 ISRAEL (0.3%)
 *DSP Group Inc. ADR                                       700         $ 27,913
 *ECI Telecom ADR                                          600           14,813
 *Elbit Computers Ltd.                                   3,100           39,912
 *Gilat Satellite Networks Ltd. ADR                        400           21,450
 Teva Pharmaceutical Ind. Spns'd ADR                       300           15,094
                                                                       --------
 Total Israel                                                           119,182
                                                                       --------
 ITALY (0.3%)
 *Webs Index Fund, Inc., Italy Webs                      4,600          101,488
                                                                       --------
 JAPAN (2.4%)
 Bank of Tokyo-Mitsubishi                                2,000           30,713
 Daiwa House Industries                                  3,000           29,670
 Daiwa Securities                                        4,000           36,442
 Hitachi                                                 2,000           22,165
 Hokkaido Takushoku                                     12,000              113
 NTT Mobile Communications                                   2           39,448
 Rohm Co.                                                  100           20,898
 Sankyo Co.                                              1,000           30,055
 Takefuji Corp.                                            300           49,958
 Toyota Motor Corp.                                      1,000           31,840
 *Webs Index Fund, Inc., Japan Webs                     39,500          550,531
                                                                       --------
 Total Japan                                                            841,833
                                                                       --------
 MEXICO (0.3%)
 Fermento Economico Mexica -UBD                          4,600           14,297
 * Corporacion Geo S.A. Series B                         4,000           10,121
 Grupo Industrial Maseca                                19,000           10,977
 ** Grupo Televisa GDR 144A                                450           17,972
 Organizacion Soriana SA Series B                        3,500           14,043
 Telefonos de Mexico Series L ADR                          600           42,750
                                                                       --------
 Total Mexico                                                           110,160
                                                                       --------
 NETHERLANDS (0.5%)
 Axxicon Group NV                                        1,700           19,100
 *Webs Index Fund, Inc., Netherlands Webs                6,200          140,275
                                                                       --------
 Total Netherlands                                                      159,375
                                                                       --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
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 INTERNATIONAL STOCKS- CONTINUED                      SHARES            VALUE

 PHILIPPINES (0.4%)
 Ayala Corp.                                          108,000          $ 25,877
 Bank of the Phillipine Island                         11,000            29,853
 C & P Homes Inc.                                     433,000             7,410
*Davao Union Cement Corp.                             168,000             3,820
*Digital Telecommnications                            500,000            18,826
*Empire East Land Inc.                                 84,600             1,386
*Mondragon International                               42,000             2,403
 Philippine Long Distance                               1,300            28,129
*Philippine National Bank                                 225               781
 San Miguel Corp. Class B                              16,500            25,012
                                                                       --------
 Total Philippines                                                      143,497
                                                                       --------
 POLAND (0.3%)
 Big Bank Gdanski SA                                   30,000            68,090
 KGHM Polska Miedz SA                                   3,000            16,986
*Mostostal Export                                       5,000             3,941
*Stalexport S.A. Port A                                 2,000            12,593
 Telekomunikacja Polska SA                              3,000            14,936
                                                                       --------
 Total Poland                                                           116,546
                                                                       --------
 SINGAPORE (0.6%)
 DBS Land                                              16,000            29,732
 Elec & Eltek International Co.                         4,000            15,520
 Overseas Chinese Bank (Fgn. Reg'd.)                    6,200            48,127
 Singapore Airlines Ltd. (Fgn. Reg'd)                   2,800            27,333
 Singapore Press Holdings (Fgn. Reg'd)                  2,000            31,520
 Singapore Telecom                                     13,000            23,698
 United Overseas Bank (Fgn. Reg'd)                      2,000            15,172
 United Overseas Land Wts. (Ex.5/28/01)                   450               100
                                                                       --------
 Total Singapore                                                        191,202
                                                                       --------
 SOUTH AFRICA (0.5%)
 Anglo-American Corp of South Africa                      600            33,620
 Bidvest Group Ltd.                                     2,618            17,453
 BOE Corp. Ltd.                                        17,000             9,633
 Impala Platinum Holdings Ltd.                            850            29,325
 Imperial Holdings Ltd.                                 3,075            27,163
 Rembrandt Group Ltd.                                   3,000            22,750
 Sappi                                                  1,000             9,750
 Standard Bank Investment Group                         4,800            15,360
                                                                       --------
 Total South Africa                                                     165,054
                                                                       --------
 SOUTH KOREA (0.3%)
 Dongwon Securities                                     1,000            23,510
 Pohang Iron & Steel                                      355            40,232
 Samsung Electronics                                      200            32,388
 SK Corp.                                                 500             9,946
                                                                       --------
 Total South Korea                                                      106,076


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS- CONTINUED                         SHARES          VALUE

 SPAIN (0.5%)
 Aceralia SA                                              1,000        $ 12,779
 Argentaria Caja Postal y Banco                           1,500          33,003
 Endesa SA                                                  700          13,299
 Repsol SA                                                  500           9,792
*Telefonica De Espana                                     1,000          16,006
*Webs Index Fund, Inc., Spain Webs                        3,400          85,000
                                                                       --------
 Total Spain                                                            169,879
                                                                       --------
 SWEDEN (0.4%)
 Ericsson LM Tel Co ADR                                     700          21,875
 Rottneros Bruk AB                                       25,000          23,176
 Sandvik AB                                               1,000          27,324
*Webs Index Fund, Inc., Sweden Webs                       2,700          60,413
                                                                       --------
 Total Sweden                                                           132,788
                                                                       --------
 SWITZERLAND (0.1%)
 Julius Baer Holdings                                        10          29,655
                                                                       --------
 TAIWAN (0.3%)
*Taiwan Semiconductor                                     3,800         112,100
                                                                       --------
 THAILAND (0.3%)
*Advanced Information Services (Fgn. Reg'd)               2,200          25,158
*Bangkok Bank (Fgn. Reg'd)                               12,000          23,604
*Siam Cement Plc(Fgn. Reg'd.)                             1,000          20,819
*Thai Airways International (Fgn. Reg'd)                  8,000          11,044
 Thai Farmers Bank Rts. (12/31/49)                       10,000           6,902
*Thai Farmers Bank Plc                                   10,000          11,790
                                                                       --------
 Total Thailand                                                          99,317
                                                                       --------
 UNITED KINGDOM (1.5%)
 Abbey National                                           2,000          35,506
 Amec Ord.                                                3,500          14,295
 BG Plc.                                                  4,000          22,990
 Berisford Plc.                                           3,500          17,609
 British-Borneo Oil & Gas Plc.                            4,500          12,598
 British Petroleum Ord.                                   1,300          23,743
 British Sky Broadcasting Group Plc.                      3,000          29,026
 British Telecom Plc                                      2,000          30,286
 Daily Mail & General Trust                                 250          13,331
 Dixons Group                                             1,500          26,728
 Glaxo Wellcome Plc                                       1,500          39,129
 Hanson Plc                                               2,500          19,268
*Logica Plc.                                              1,800          23,804
 Norwich Union Plc.                                       3,300          23,872
*Orange Plc.                                              1,500          29,495
 Rolls-Royce Ord.                                         3,600          12,495
 Scottish & Newcastle Plc.                                1,600          15,902
 Somerfield Plc                                           3,000           6,423

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS- CONTINUED                         SHARES          VALUE

 SmithKline Beecham Plc                                   1,064     $    12,239
 Viridian Group Plc.                                      2,300          23,806
 Vodafone Airtouch Plc.                                   1,500          35,523
 Woolwich Plc.                                            6,000          32,385
                                                                    -----------
 Total United Kingdom                                                   500,453
                                                                    -----------
 TOTAL INTERNATIONAL STOCKS
 (IDENTIFIED COST $4,385,910)                                         4,976,822
                                                                    -----------
 TOTAL INTERNATIONAL SECURITIES
 (IDENTIFIED COST $7,715,711)                                         8,188,415
                                                                    -----------
 TOTAL INVESTMENTS: 97.9%
 (IDENTIFIED COST $28,942,367)                                       33,835,877

 OTHER ASSETS LESS LIABILITIES: 2.1%                                    712,618
                                                                    -----------

 NET ASSETS: 100.0%                                                 $34,548,495
                                                                    ===========

                                CURRENCY LEGEND:

               GBP - British Pound                JPY - Japanese Yen
               CAD - Canadian Dollar              NZD - New Zealand
               DKR - Danish Kronar                SEK - Swedish Krona
               EUR - Euro

--------------------------------------------------------------------------------
*    Non-income producing security.
** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1999, these securities were valued at $17,972 or 0.05% of Net Assets.


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $28,942,367)                                      $33,835,877
Cash                                                                     602,685
Receivables:
  Portfolio securities sold                           $  773,650
  Dividend, interest and recoverable foreign
   taxes receivable                                      344,304
  Fund shares sold                                         2,284       1,120,238
                                                      ----------
Prepaid expenses                                                           6,700
Other assets                                                               4,838
                                                                     -----------

      Total assets                                                    35,570,338
                                                                     -----------

LIABILITIES

Payables:
  Portfolio securities purchased                         808,629
  Unrealized loss on forward currency contracts
   open (Note 5)                                          42,380
  Shares redeemed                                         20,000         871,009
                                                                     -----------
Accrued management fees (Note 3)                                          20,192
Accrued Directors' fees (Note 3)                                           3,746
Other accrued expenses                                                   126,896
                                                                     -----------

      Total liabilities                                                1,021,843
                                                                     -----------
Net assets (equivalent to $13.08 per share of no
 par value capital stock, representing the offering
 and redemption price for 2,640,414 shares
 outstanding, unlimited number of shares authorized)                 $34,548,495
                                                                     ===========
Net assets consist of:
  Capital paid in                                                    $27,518,551
  Accumulated net investment income                                      362,319
  Accumulated net realized gain on investments
     and foreign currency transactions                                 1,814,188
  Unrealized appreciation on:
     Investments                                      $4,893,510
     Foreign currency                                    (40,073)      4,853,437
                                                      ----------     -----------

                                                                     $34,548,495
                                                                     ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes
   withheld of $12,181)                                             $   362,642
  Interest                                                              927,092
                                                                    -----------
     Total income                                                     1,289,734
                                                                    -----------
EXPENSES
  Advisory fees (See Note 3)                            $354,190
  Custodian fees                                         146,629
  Audit and legal fees                                   100,517
  Transfer agent fees                                     35,821
  Administrative fees                                     33,600
  Trustees' fees and expenses (See Note 3)                22,067
  Registration fees                                       13,720
  Insurance                                                5,010
  Miscellaneous fees                                      15,347
                                                        --------
     Total expenses                                                     726,901
                                                                    -----------

     Net investment income                                              562,833
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                    2,115,899
  Net change in unrealized gain on investments                          694,793
                                                                    -----------

     Net gain on investments                                          2,810,692
                                                                    -----------

  Net realized loss on foreign currency                                 (55,224)
  Net change in unrealized gain on foreign
   currency and foreign currency denominated
   assets and liabilities                                                18,651
                                                                    -----------

     Net loss on foreign currency                                       (36,573)
                                                                    -----------

     Net gain on investments and foreign currency                     2,774,119
                                                                    -----------

  Net increase in net assets resulting from operations              $ 3,336,952
                                                                    ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   For the year ended       For the year ended
                                                   September 30, 1999       September 30, 1998
                                                  ---------------------    ---------------------
Increase (Decrease) in Net Assets

Operations:
  Net investment income                               $    562,833              $    502,693
  Net realized gain on investments                       2,115,899                 3,196,058
  Net unrealized gain (loss) on investments                694,793                (2,284,196)
  Net realized loss on foreign currency                    (55,224)                 (147,495)
  Net unrealized gain (loss) on foreign
   currency and foreign currency denominated
   assets and liabilities                                   18,651                   (46,089)
                                                      ------------              ------------

  Net increase resulting from operations                 3,336,952                 1,220,971
                                                      ------------              ------------
Distributions to shareholders:
  From net investment income                              (163,662)                 (620,306)
  From net realized gains                               (2,803,986)               (2,829,561)
                                                      ------------              ------------

  Total distributions                                   (2,967,648)               (3,449,867)
                                                      ------------              ------------
Fund share transactions:
  Proceeds from shares sold                              2,389,535                 1,693,538
  Net asset value of shares issued on
     reinvestment of distributions                       2,674,173                 3,114,218
  Cost of shares redeemed                               (6,213,943)               (4,720,565)
                                                      ------------              ------------
  Net increase (decrease) resulting from
     Fund share transactions                            (1,150,235)                   87,191
                                                      ------------              ------------

  Net increase (decrease)                                 (780,931)               (2,141,705)

Net Assets
  Beginning of period                                   35,329,426                37,471,131
                                                      ------------              ------------
  End of period (including accumulated
     net investment income of $411,368 and
     $12,197, respectively)                           $ 34,548,495              $ 35,329,426
                                                      ============              ============
Number of Fund Shares
  Sold                                                     176,414                   124,255
  Issued on reinvestment of distributions                  206,618                   245,803
  Redeemed                                                (461,523)                 (345,267)
                                                      ------------              ------------

  Net  increase (decrease)                                 (78,491)                   24,791
                                                      ============              ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      For the Years Ended September 30,
                                           1999        1998        1997        1996       1995
                                          -------     -------     -------     -------    -------
Net Asset Value, Beginning of Period      $ 12.99     $ 13.91     $ 13.39     $ 13.20    $ 12.01
                                          -------     -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                       0.28(1)     0.13(1)     0.40(1)     0.31       0.38(1)

 Net Realized/Unrealized Gain (Loss)
  on Securities and Foreign Currency         0.90        0.23        1.92        0.96       1.13
                                          -------     -------     -------     -------    -------
Total from Investment Operations             1.18        0.36        2.32        1.27       1.51
                                          -------     -------     -------     -------    -------
LESS DISTRIBUTIONS:
 From Net Investment Income                 (0.13)      (0.23)      (0.42)      (0.32)     (0.26)

 From Net Realized Gains                    (0.96)      (1.05)      (1.38)      (0.76)     (0.06)
                                          -------     -------     -------     -------    -------

Total Distributions                         (1.09)      (1.28)      (1.80)      (1.08)     (0.32)
                                          -------     -------     -------     -------    -------

Net Asset Value, End of Period            $ 13.08     $ 12.99     $ 13.91     $ 13.39    $ 13.20
                                          -------     -------     -------     -------    -------

TOTAL RETURN                                 9.25%       2.98%      19.14%      10.09%     12.83%

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's)        $34,548     $35,329     $37,471     $36,566    $40,688

 Ratio of Expenses to Average Net Assets
  Before Expenses Paid Indirectly            1.95%       1.86%       1.84%       1.99%      1.85%
  After Expenses Paid Indirectly             1.95%       1.80%       1.84%       1.99%      1.85%


 Ratio of Net Investment Income to
   Average Net Assets                        1.51%       1.34%       1.87%       2.09%      2.97%

Portfolio Turnover Rate                        54%         59%         66%         68%       166%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is the sole series of the Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS
The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for Federal income or excise taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences.
Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $10,568,397 and $13,615,038, respectively. Purchases and sales of U.S. Government obligations aggregated $8,733,103 and $9,010,882, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 1999.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $667 for each Trustees' meeting attended and related travel expenses.

Note 4 - Tax Basis Unrealized Appreciation (Depreciation)
Gross and net unrealized appreciation (depreciation) at September 30, 1999 based on a cost of $28,994,399 for federal income tax purposes, is as follows:

         Gross unrealized appreciation              $ 6,463,409
         Gross unrealized depreciation               (1,621,931)
                                                    -----------

         Net unrealized appreciation                $ 4,841,478
                                                    ===========

Under current tax law, net capital and currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year ended September 30, 2000. The Fund elected to defer currency losses occurring between November 1, 1998 and September 30, 1999 in the amount of $47,750.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At September 30, 1999, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1999 is as follows:

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 Unrealized
     Currency                  Currency          Delivery       Appreciation
    Receivable                Deliverable          Date        (Depreciation)
    ----------                -----------          ----        --------------
     $193,965       EUR          187,117         10/21/99         $ (5,633)
      200,000       JPY       22,802,000         11/15/99          (13,732)
       53,154       NZD          100,000         11/17/99             1,425
      206,942       JPY       23,402,400         11/18/99          (14,510)
      129,053       SEK        1,068,563         11/30/99           (1,856)
      146,939       EUR          137,835         12/10/99             (692)
      286,868       GBP          176,415         12/20/99           (3,843)
       40,984       SEK          337,825         12/20/99             (473)
       54,376       CAD           80,000         12/22/99             (211)
      156,813       DKK        1,106,940         12/23/99           (2,855)
                                                                  --------
                                                                  $(42,380)
                                                                  ========

                                CURRENCY LEGEND:

         CAD - Canadian Dollar                SEK - Swedish Krona
         DKK - Danish Kroner                  GBP - British Sterling
         EUR - Euro                           JPY - Japanese Yen
         NZD - New Zealand Dollar

                                  (UNAUDITED)
                 CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT
                      OCTOBER 1, 1998 - SEPTEMBER 30, 1999

                        BB&K             MSCI World
                    Diversa Fund      (Local Currency)     MSCI World (US$)
        Sep-88         $10,000            $10,000              $10,000
        Dec-88         $10,247            $10,632              $11,128
        Mar-89         $10,465            $11,307              $11,376
        Jun-89         $10,964            $11,661              $11,217
        Sep-89         $11,346            $12,734              $12,517
        Dec-89         $11,551            $13,190              $12,978
        Mar-90         $11,190            $11,658              $11,117
        Jun-90         $11,690            $12,282              $12,013
        Sep-90         $10,198             $9,560               $9,819
        Dec-90         $10,452            $10,363              $10,769
        Mar-91         $11,620            $11,854              $11,825
        Jun-91         $11,361            $11,592              $11,424
        Sep-91         $11,623            $12,008              $12,227
        Dec-91         $12,122            $12,047              $12,737
        Mar-92         $11,945            $11,499              $11,696
        Jun-92         $11,957            $11,277              $11,907
        Sep-92         $12,339            $11,295              $12,103
        Dec-92         $12,659            $11,890              $12,072
        Mar-93         $13,616            $12,674              $13,107
        Jun-93         $13,937            $13,204              $13,902
        Sep-93         $14,690            $13,813              $14,554
        Dec-93         $15,391            $14,382              $14,788
        Mar-94         $14,561            $14,041              $14,879
        Jun-94         $14,139            $14,111              $15,325
        Sep-94         $14,222            $14,307              $15,653
        Dec-94         $13,949            $14,264              $15,539
        Mar-95         $14,620            $14,073              $16,266
        Jun-95         $15,500            $14,648              $16,961
        Sep-95         $16,047            $16,061              $17,909
        Dec-95         $16,814            $17,034              $18,759
        Mar-96         $17,141            $17,971              $19,523
        Jun-96         $17,403            $18,656              $20,089
        Sep-96         $17,666            $18,947              $20,356
        Dec-96         $18,607            $19,864              $21,288
        Mar-97         $18,533            $20,541              $21,350
        Jun-97         $20,292            $23,491              $24,563
        Sep-97         $21,048            $24,553              $25,266
        Dec-97         $21,063            $24,323              $24,644
        Mar-98         $23,009            $27,990              $28,173
        Jun-98         $23,143            $28,614              $28,746
        Sep-98         $21,659            $24,665              $25,300
        Dec-98         $23,938            $29,349              $30,641
        Mar-99         $24,029            $31,197              $31,735
        Jun-99         $24,875            $33,138              $33,249
        Sep-99         $23,663            $31,769              $32,756

                          AVERAGE ANNUAL TOTAL RETURN *

                     1 Year         5 Year         10 Year
                     ------         ------         -------
                      9.25%         10.71%          7.62%

As mandated by the Securities and Exchange Commission, the above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since October 1, 1988. We compare this investment to the growth of the Morgan Stanley World stock index over the same time period. This index, which measures the performance of the domestic and international equity markets, is given in both U.S. dollar and local currency terms. The index does not measure the performance of the Fund's other asset classes, including domestic and international bonds. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $23,663 by September 30, 1999.


* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
BAILARD, BIEHL & KAISER DIVERSA FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PriceWaterhouseCoopers LLP
San Francisco, California
November 18, 1999

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

In Accordance with the Code, during the fiscal year ended September 30, 1999, the Fund declared long-term capital gain distribution in the amount of $2,803,986.